Exhibit 10.6

              AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF STOCK

This amendment to the December 22, 2005 agreement is made as of March 28, 2006 at Fremont, California, among Pegasus Wireless Corp., a Nevada corporation ("Buyer"), AMAX Engineering Corporation, a California corporation ("AMAX"), AMAX Information Technologies, a California corporation ("AIT"), and those shareholders  of AMAX and AIT who are  listed  on  Exhibit  A to this  agreement
("Sellers"). Sellers, AMAX, and AIT are collectively referred to in this amendment as "Selling Parties."

     1.1 This agreement amends the following paragraph of the December 22, 2005 agreement as follows:


                         II. PURCHASE AND SALE OF STOCK

     2.3 Share Consideration. The number of shares of Buyer's stock that shall constitute the Share Consideration shall be determined by dividing $4,000,000 by 100% of the closing price per share of Buyer's common stock on the day immediately preceding the closing. December 21, 2005 closing price was $8.75, giving a total number of shares issued to complete this transaction of 457,455.


     1.2 This amendment is to be effected by the return of 381,000 shares to the treasury of Pegasus for immediate cancellation. If necessary, the complete originally issued certificate/s can be returned to the transfer agent for re-issuance as new certificate/s carrying the same dating as the original certificate/s in the new corrected amount, thereby cancelling the 381,000 shares.

IN WITNESS WHEREOF, the parties to this agreement have duly executed this agreement on the date and year first above written.


BUYER:    Pegasus Wireless Corp.

                 /s/ Alex Tsao
                -----------------------
                By: Alex Tsao
                Title: CEO


AMAX:      AMAX Engineering Corporation

                 /s/ Jerry Shih
                -----------------------
                 By: Jerry Shih
                 Title: President


AIT:           AMAX Information Technology, Inc.

                 /s/ Jerry Shih
                -----------------------
                By: Jerry Shih
                Title: President


SELLERS:
                 /s/ Jerry Shih
                -----------------------
                     Jerry Shih

                 /s/ Jean Shih
                -----------------------
                     Jean Shih

                 /s/ Chi-Lei Ni
                -----------------------
                     Chi-Lei Ni